The Thorsden Group, Ltd.
                             a Delaware corporation

                         Stock Option and Incentive Plan

                                    SECTION 1

                                     GENERAL
                                     -------

          1.1 Purpose. This Stock Option and Incentive Plan (the "Plan") has been established by The Thorsden Group, Ltd. ("Company") to:

              - attract and retain persons eligible to participate in the Plan;

              - motivate participants in the Plan by means of appropriate incentives to achieve long-range goals;

              -   provide   incentive   compensation   opportunities   that  are
                  competitive with those of other similar companies;

              - closely associate the interests of the participants of the Plan with those of the Company and its other shareholders by reinforcing the relationship between participants' rewards and shareholder gains through equity ownership in the Company and increased shareholder value.

         1.2 Eligibility for Participation. Participants in the Plan shall be selected by the Committee, and awards under the Plan may be granted by the Committee, to directors, officers and employees of the Company or any Subsidiary of the Company, and to other individuals such as consultants and non-employee agents of the Company or a Subsidiary, whom the Committee believes have made or will make an essential contribution to the Company or a Subsidiary. Incentive Stock Options may only be granted to executive officers and other employees of the Company or a majority-owned Subsidiary who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company or Subsidiary, and who agree, in writing, to remain in the employ of, and to render services to, the Company or Subsidiary for a period of at least one (1) year from the date of the grant of the Award. The Committee has the authority to select particular employees within the eligible group to receive Awards under the Plan. In making this selection and in determining the persons to whom Awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an Award has been granted is sometimes referred to herein as an "Participant." In the discretion of the Committee, a Participant may be granted any Award permitted by the Plan and more than one Award may be granted to a Participant.


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

         1.3 Participating Companies. For purposes of the Plan, the term "Subsidiary" means any subsidiary of the Company, and any business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

         1.4 Administration of the Plan. The operation and administration of the Plan, including the Awards made under the Plan, will be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan are defined as set forth in the Plan, including the definition provisions of Section 7 of the Plan.

                                    SECTION 2
                                    ---------

                                OPTIONS AND SARS
                                ----------------

         2.1  Definitions. For purposes of this Plan:

                  2.1.1 The grant of an "Option" entitles the Participant to purchase shares of the Company's common stock ("Stock") at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options ("ISOs"), the tax consequences of which are intended to be governed by Section 422 of the Internal Revenue Code, as amended, (the "Code") or Non-Qualified Stock Options ("NQOs"), as determined in the discretion of the Committee.

                  2.1.2 An SAR entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

         2.2 Exercise Price. The Exercise Price of each Option and SAR granted under this Plan will be established by the Committee or will be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Exercise Price.

         2.3 Term and Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

         2.4 Manner of Payment. The payment of the Exercise Price of an Option granted under this Plan will be subject to the following:


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

                  2.4.1 Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4.3, payment may be made as soon as practicable after the exercise).

                  2.4.2 The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

                  2.4.3 The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         2.5 Authorization of Reload Options. Concurrently with the award of Options to a Participant in the Plan, the Committee may, subject to the provisions of the Plan, the Committee may prescribe and authorize reload options to purchase for cash or for shares of Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of underlying Option or other Reload Options through the use of shares of Stock held by the Participant for at least 12 months. Notwithstanding the fact that the underlying Option may be an ISO, a Reload Option is not intended to qualify as an ISO under
Section 422 of the Code.

         2.6 Reload Option Amendment. Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Option. Upon the exercise of an underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement.

         2.7 Reload Option Exercise Price. The Exercise Price per share of Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Exercise Price.

         2.8 Term and Exercise. The term of each Reload Option shall be equal to the remaining term of the underlying Option.


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

         2.9 Termination of Employment. No additional Reload Options shall be granted to a Participant when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Participant's employment.

         2.10 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

                                    SECTION 3
                                    ---------

                               OTHER STOCK AWARDS
                               ------------------

         3.1  Definitions. For purposes of this Plan:

                  3.1.1 A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future;

                  3.1.2 A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period;

                  3.1.3 A "Restricted Stock" Award is a grant of shares of Stock and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

         3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award under this Plan will be subject to the following:

                  3.2.1 Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

                  3.2.2 The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any


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

         such Awards designated as intended to be "performance-based compensation" shall be conditioned upon the achievement of one or more Performance Measures. The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: (i) achievement of development milestones or specific goals related to the Participant's role within the Company; (ii) the experience, education and particular expertise of the Participant in the context of his or her role within the Company; and (iii) specific Measures identified by the Committee and made part of the grant of the Award to such Participant. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code Section 162(m).

                                    SECTION 4
                                    ---------

                          OPERATION AND ADMINISTRATION
                          ----------------------------

         4.1 Effective Date. Subject to the approval of the shareholders of the Company at the Company's 1998 annual meeting of its shareholders, the Plan shall be effective as of January 1, 1999 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting or an intervening special meeting at which a vote is taken as to approval of the Plan. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISO may be granted under the plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

         4.2 Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

                  4.2.1 Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 2,000,000 shares of Stock; however, the Board may increase such number of shares, but not in any event without shareholder approval of an increase that would result in the number of shares available in the aggregate for Awards under the Plan exceeding 10% of the total authorized common shares of the Company.

                  4.2.2 To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.


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

                  4.2.3 If the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

                  4.2.4 Subject to paragraph 4.2.5, the following additional maximums are imposed under the Plan:

                           (a) The maximum number of shares of Stock that may be
                  issued by Options intended to be ISOs shall be 500,000 shares.

                           (b) The maximum number of shares of Stock that may be
                  issued in conjunction with Awards granted to Section 3 (relating to Stock Awards) shall be 500,000 shares.

                           (c) The maximum  number of shares that may be covered
                  by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 100,000 shares during any calendar year.

                           (d) No more  than  100,000  shares  of  Stock  may be
                  subject to Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) granted to any one individual during any one-calendar-year period (regardless of when such shares are deliverable).

                           (e) In the event of a corporate transaction involving
                  the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

         4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

                  4.3.1 Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under


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

         the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

                  4.3.2 To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

         4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

         4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

         4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the


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

Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

         4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

         4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

         4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

         4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         4.13 Limitation of Implied Rights.

              (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A
         Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.


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

              (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

         4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.


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

                                    SECTION 5
                                    ---------

                                CHANGE IN CONTROL
                                -----------------

         5.1 Effect of Change in Control. Subject to the provisions of paragraph 4.2.5 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

                  5.1.1 All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

                  5.1.2 All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

                  5.1.3 All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

         5.2 Definition. For purposes of the Plan, the term "Change in Control" shall mean a change in the beneficial ownership of the Company's voting Stock or a change in the composition of the Board of the Company which occurs as follows:

                  5.2.1 Any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) is or becomes a beneficial owner, directly or indirectly, of Stock of the Company representing 25% or more of the total voting power of the Company's then outstanding Stock.

                  5.2.2 A tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the Stock of the Company. In case of such a tender offer, the Change in Control will be deemed to have occurred upon the first to occur of (i) any time during the tender offer when the Person making the offer owns or has accepted for payment Stock of the Company with 25% or more of the total voting power of the Company's outstanding Stock or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares owned by this Person, Stock with 50% or more of the total voting power of the Company's outstanding Stock when the offer terminates.

                  5.2.3 Individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.



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                                    SECTION 6
                                    ---------

                                    COMMITTEE
                                    ---------

         6.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 6. The Committee shall be selected by the Board of the Company and shall consist solely of two or more members of the Board who are not also employees of the Company. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

         6.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

                  6.2.1 Subject to the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

                  6.2.2 To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                  6.2.3 The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

                  6.2.4 Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

                  6.2.5 In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company, and applicable state corporate law.

         6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may


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

allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         6.4  Information  to  be  Furnished  to  Committee.   The  Company  and
Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 7
                                    ---------

                            AMENDMENT AND TERMINATION
                            -------------------------

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant or subject to subsection 4.2.5 shall not be subject to the foregoing limitations of this
Section 7.

                                    SECTION 8
                                    ---------

                                  DEFINED TERMS
                                  -------------

         In addition to the other definitions contained herein, the following definitions shall apply:

         8.1 "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

         8.2  "Board" shall mean the Board of Directors of the Company.

         8.3 "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

         8.4 "Disability" is deemed to occur during the period in which a Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

         8.5 "Eligible Employee" shall mean any employee of the Company or a Subsidiary. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services.

         8.6 "Fair Market Value" of a share of Stock under the Plan, as of any date, shall be determined as follows:

                  8.6.1 If the principal market for the Stock is a national securities exchange or the Nasdaq stock market (including the Nasdaq SmallCap Market), then "Fair Market Value" as of that date will be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange on which the Stock is then listed or admitted to trading.

                  8.6.2 If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Electronic Bulletin Board Service or by the National Quotation Bureau, Incorporated, or a comparable service.

                  8.6.3 If the day is not a business day, and as a result, paragraphs 8.5.1 and 8.5.2 are not applicable, the Fair Market Value of the Stock will be determined as of the last preceding business day. If paragraphs 8.5.1 and 8.5.2 are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

         8.7 "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination after completing at least five years of service and attaining age 65.

         8.8 "Subsidiary" means any company during any period in which it is a subsidiary corporation as that term is defined in Code section 424(f) with respect to the Company.

         8.7  "Stock" means shares of the Company's common stock.

                                    SECTION 9
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         9.1 General Restriction. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Participant with respect to the disposition of Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of Stock thereunder, such Award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         9.2 Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

         9.3 Fractional Shares. Fractional shares shall not be granted under any Award under this Plan, unless the provision of the Plan which authorizes such Award also specifies the terms under which fractional shares or interests may be granted.

         9.4 Effects of Headings. The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 1ST DAY OF JANUARY, 1999.



                                       -----------------------------------------

                                                                , Secretary
                                       -------------------------